EX-99.B4.c.

Index Options Contract Schedule

Owner: [John Doe] Contract Number: [??687456]
Owner's Age Issue Date: [04/15/10]
and gender: [35 Male] Annuitant: [John Doe]
[Joint Owner: [Jane Doe]] Annuitant's Age
[Joint Owner's and gender: [35 Male]
Age and gender: [35 Female]]

Alternate Minimum Value
AMV Factor: [87.50]%
AMB Factor: [87.50]%
Alternate Interest Rate: [1.00]%

Allocation Guidelines:
[1. Currently, you can select up to [4] of the Index Protection Strategy with Declared Protection Strategy Credit Index Options.
2. Currently, you can select up to [4] of the Index Protection Strategy with Cap Index Options.
3. Currently, you can select up to [4] of the Index Performance Strategy Index Options.
4. Currently, you can select up to [4] of the Index Guard Strategy Index Options.
5. Currently, you can select up to [4] of the Index Precision Strategy Index Options.
6. Allocations must be made in whole percentages.]

Index Options:

[Part [A] Index Option Rider(s):]
[Index Performance Strategy Index Options
Index	Buffer for all Index Years	Minimum Cap for all Index Years
[S&P 500® Index	[10.00]%	[3.00]%]
[Nasdaq-100® Index	[10.00]%	[3.00]%]
[Russell 2000® Index	[10.00]%	[3.00]%]
[EURO STOXX 50®	[10.00]%	[3.00]%]]
[Index Guard Strategy Index Options
Index	Floor for all Index Years	Minimum Cap for all Index Years
[S&P 500® Index	[-10.00]%	[3.00]%]
[Nasdaq-100® Index	[-10.00]%	[3.00]%]
[Russell 2000® Index	[-10.00]%	[3.00]%]
[EURO STOXX 50®	[-10.00]%	[3.00]%]]

S40877-IAI-CM01                                                                           [Admin Tracking Identifier]

EX-99.B4.c.

Index Options Contract Schedule continued from the previous page

[Index Precision Strategy Index Options
Index	Buffer for all Index Years	Minimum Precision Rate for all Index Years
[S&P 500® Index	[10.00]%	[3.00]%]
[Nasdaq-100® Index	[10.00]%	[3.00]%]
[Russell 2000® Index	[10.00]%	[3.00]%]
[EURO STOXX 50®	[10.00]%	[3.00]%]]

[Part [B] Index Option Rider(s):]
[Index Protection Strategy with Declared Protection Strategy
 Credit Index Options
Index	Minimum Declared Protection Strategy Credit for all Index Years
[S&P 500® Index	[0.50]%]
[Nasdaq-100® Index	[0.50]%]
[Russell 2000® Index	[0.50]%]
[EURO STOXX 50®	[0.50]%]]

[Index Protection Strategy with Cap Index Options
Index	Minimum Cap for all Index Years
[S&P 500® Index	[0.50]%]
[Nasdaq-100® Index	[0.50]%]
[Russell 2000® Index	[0.50]%]
[EURO STOXX 50®	[0.50]%]]

S40877-IAI-CM01                                                                           [Admin Tracking Identifier]